FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 14, 2005

                                   VoIP, Inc.
             (Exact name of registrant as specified in its charter)


        Texas                         000-28985                  75-2785941
------------------------         --------------------        -------------------
(State of Incorporation)        (Commission File No.)          (IRS Employer
                                                             Identification No.)


         12330 SW 53rd Street, Suite 712, Ft. Lauderdale, Florida 33330
         --------------------------------------------------------------

           (Address of principal execute offices, including zip code)

                                 (954) 434-2000
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03     Unregistered Sale of Equity Securities
              --------------------------------------

         On February 14, 2005, John Todd exercised a Stock Purchase Warrant to purchase 2,200,000 shares of VoIP, Inc. common stock by surrendering such Warrant, and, based upon an agreement with the Company, receiving in return 750,000 shares of restricted common stock in a net exercise.

ITEM 9.01     Financial Statements and Exhibits
              ---------------------------------

         A    -     Net Exercise Agreement dated February 14, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 15, 2005              VoIP, INC.
                                        (Registrant)

                                        By: /s/ Steven Ivester
                                           -------------------------------------
                                           Steven Ivester
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit #

A - Net Exercise Agreement dated February 14, 2005

                                February 14, 2005


Mr. John Todd VoIP, Inc.
12330 S.W. 53rd Street, Suite 712
Fort Lauderdale, Florida 33330

         Re:      Warrant Exercise

Dear John:

         We hereby agree that your Stock Purchase Warrant to purchase 2,200,000 shares of VoIP, Inc. common stock may be exercised by surrendering the warrants in full, and receiving in return therefor 750,000 restricted shares of common stock in a net exercise.


                                                       VoIP, INC.




                                                        /s/ Steven Ivester
                                                       -------------------------
                                                       Steven Ivester, President



                                                        /s/ John Todd
                                                       -------------------------
                                                       John Todd